ADDITION #1 TO THE
DECLARATION OF TRUST AND ACKNOWLEDGEMENT OF CONTRIBUTION

WHEREAS FIC INVESTMENTS USA CORP. (“FIC-USA”) entered into an Offer to Purchase (the “Offer”) dated November 15, 2006 with Stony Plain Estates Ltd. (“Stony Plain”) for the purchase of certain real estate property (the “Property”) located in the Province of Alberta;

AND WHEREAS FIC-USA entered into the Offer as agent on behalf of GENESIS ON THE LAKES LTD. (“Genesis”) and, pursuant to an Agency Agreement between FIC-USA and Genesis dated November 15, 2006, Genesis is the legal and beneficial owner of the property;

AND WHEREAS the parties have contributed funds to Genesis for the purpose of acquiring the Property;

AND WHEREAS the parties hereto wish to set out their respective financial condition to Genesis and their respective interest in the Property, including any profits derived from the sale or development of the Property.

AND WHEREAS in Declaration of Trust and Acknowledgement of Contribution Agreement, the Contributors were acknowledged for making the following Principal Contribution:

- $2,365,000 contributed by FIC Investments USA Corp. representing 50.0% of the Principal;
- $1,182,500 contributed by FIC Investment Ltd, representing 25.0% of the Principal;
- $591,250 contributed by WBIC Canada Ltd. representing 12.5% of the Principal; and
- $591,250 contributed by FIC S.E. Asia Fund Ltd., representing 12.5% of the Principal.

(FIC-USA, FIC, WBIC and FIC SEA are collectively referred to as the “Contributors”)

NOW THEREFORE the following are the updated Principal Contributions now being acknowledged as of the date of this document:

- $3,071,250 contributed by FIC-USA representing 50.3% of the Principal;
- $1,846,250 contributed by FIC Investment Ltd, representing 30.3% of the Principal;
- $591,250 contributed by WBIC Canada Ltd. representing 9.7% of the Principal; and
- $591,250 contributed by FIC S.E. Asia Fund Ltd., representing 9.7% of the Principal.

(FIC-USA, FIC, WBIC and FIC SEA are collectively referred to as the “Contributors”)

Any of the Principal Contributions amounts that have been changed as a result of this document are deemed to have changed on the date of this document.

Dated this 1st day of August 2007.

GENESIS ON THE LAKES LTD.

Per:	/s/ Signed
Authorized Signatory
FIC INVESTMENT LTD.

Per:	/s/ Earle Pasquill
Authorized Signatory

FIC INVESTMENTS USA CORP.

Per:	/s/ Earle Pasquill
Authorized Signatory

WBIC CANADA LTD.

Per:	/s/ Earle Pasquill
Authorized Signatory

FIC S.E. ASIA FUND LTD.

Per:	/s/ Earle Pasquill
Authorized Signatory